EXHIBIT 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of NORDSTROM, INC., a Washington corporation (the “Company”) does hereby constitute and appoint ANNE L. BRAMMAN and ROBERT B. SARI, or either of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 (the “Registration Statement”) relating to the registration under the Securities Act of 1933, as amended, of common stock and debt securities of the Company, including specifically but without limiting the generality of the foregoing, the power and authority to sign in the name of and on behalf of the undersigned, in his or her capacity as a director and/or officer of the Company, any such Registration Statement and any and all amendments, including any or all post-effective amendments, and supplements to the Registration Statement, whether on Form S-3 or otherwise, and any other instruments or documents filed as a part of or in connection therewith, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents this 18th day of March 2019.

Directors:

/s/	Shellye L. Archambeau	/s/	Stacy Brown-Philpot
	Shellye L. Archambeau		Stacy Brown-Philpot
	Director		Director

/s/	Tanya L. Domier	/s/	Kirsten A. Green
	Tanya L. Domier		Kirsten A. Green
	Director		Director

/s/	Glenda G. McNeal	/s/	Erik B. Nordstrom
	Glenda G. McNeal		Erik B. Nordstrom
	Director		Director

/s/	Peter E. Nordstrom	/s/	Philip G. Satre
	Peter E. Nordstrom		Philip G. Satre
	Director		Director

/s/	Brad D. Smith	/s/	Gordon A. Smith
	Brad D. Smith		Gordon A. Smith
	Chairman of the Board of Directors		Director

/s/	Bradley D. Tilden	/s/	B. Kevin Turner
	Bradley D. Tilden		B. Kevin Turner
	Director		Director

Date:	March 18, 2019